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                                                                   Exhibit 10.22

                                                                       ANNEX III

                                   SFMT, INC.
                            EQUITY COMPENSATION PLAN


         1.      PURPOSE OF THE PLAN.

                 The purpose of the SFMT, Inc. Equity Compensation Plan is to enable key Employees, Officers and Eligible Independent Contractors of the Company, through the grant of restricted stock or other equity-based awards provided hereunder, to (i) own shares of stock in the Company, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate individuals of particular merit.

         2.      DEFINITIONS.

                 For purposes of the Plan, the following terms shall be defined as set forth below:

                 "Board" means the Board of Directors of the Company.

                 "CEO" means the Chief Executive Officer of the Company.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                 "Committee" means the Committee designated by the Board to administer the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                 "Common Stock" means the Common Stock of the Company, par value of $.01 per share.

                 "Company" means SFMT, Inc. a Delaware corporation, including any wholly owned subsidiary or affiliate, or any successor organization.

                 "Disinterested Person" means a disinterested person as defined in the Rules.

                 "Eligible Independent Contractor" means an independent contractor hired by the Company to provide services on a regular basis for the Company.

                 "Employee " means an employee of the Company.
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                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Fair Market Value" means the fair market value of the Common Stock as determined objectively by the Committee, in good faith, using such criteria as it deems relevant; provided, however, that where there is a public market for the Common Stock, the fair market value per share of Common Stock shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System; or, in the event the Common Stock is listed on a national securities exchange, within the meaning of
Section 6 of the Exchange Act, the fair market value per share of Common Stock shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

                 "Officer" means an elected or appointed officer of the Company.

                 "Participant" means a key Employee, Officer or Eligible Independent Contractor to whom an award is granted pursuant to the Plan.

                 "Plan" means the SFMT, Inc. Equity Compensation Plan, as hereinafter amended from time to time.

                 "Restricted Stock" means an award of shares of Common Stock that is subject to the restrictions described in Section 6.

                 "Rules" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                 Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

         3.      STOCK SUBJECT TO THE PLAN.

                 (a) Aggregate Number of Shares. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan is 4% of the total number of shares of SFMT Common Stock outstanding at the beginning of the calendar year, subject to adjustment pursuant to Section 3(b) below. Such shares may include authorized but unissued shares or reacquired shares. In the event the number of shares of Common Stock issued under the Plan and the number of shares of Common Stock subject to outstanding awards (taking into account the share counting requirements established under the Rules) equals the maximum number of shares of Common Stock authorized under the Plan, no further awards shall be made unless the Plan is amended (in accordance with the Rules, if applicable) or additional shares of Common Stock become available for further awards under the Plan. Any shares of Restricted Stock that are forfeited or settled in cash or otherwise terminated
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without a delivery of shares of Common Stock to the Participant, including shares withheld in payment of taxes relating to awards will again be available for awards under the Plan, except that, if any such shares could not again be available under Rule 16b-3 for awards to a Participant who is subject to
Section 16 of the Exchange Act, such shares of Common Stock shall be available exclusively for awards to Participants who are not subject to Section 16.

                 The Committee may adopt reasonable counting procedures, consistent with Rule 16b-3, to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares of Common Stock previously counted in connection with an award.

                 (b) Changes in Capitalization. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding awards under the Plan, the Board or the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to.500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

         4.      ADMINISTRATION OF THE PLAN.

                 (a) Administration by the Committee. The Plan shall be administered by the Committee designated by the Board which shall consist of not less than two Disinterested Persons who shall be appointed by the Board.

                 (b) Awards of Restricted Stock. It is intended that the awards granted by the Committee shall be awards of Restricted Stock. In the event that the Committee determines, in its sole discretion, that an award of Restricted Stock would not be appropriate with respect to any individual who has been recommended for an award by the CEO (by reason of domestic or foreign tax considerations or otherwise), the Committee shall have the authority to grant to any such individual any other variety of equity-based compensation award, including, but not limited to, phantom stock, phantom units, stock appreciation rights, performance shares or performance units. The Committee shall not, however, have the authority to grant stock options pursuant to the Plan.

                 (c) Authority of the Committee. The Committee shall, subject to the limitations and terms of the Plan, have the authority:
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                          (i)     to approve the recommendations of the CEO as
to the identity of the individuals to whom awards may from time to time be granted hereunder;

                          (ii)    to determine the number of shares to be
covered by each such award granted hereunder;

                          (iii)   to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder;

                          (iv)    to determine whether, to what extent and
under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant;

                          (v)     to amend the terms of any outstanding award
(with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of employment or service (or otherwise), based on such factors as the Committee shall determine, in its sole discretion; and

                          (vi)    to delegate to officers or managers of the
Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform any such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

                 (d) Authority to Adopt Rules. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto and to otherwise supervise the administration of the Plan). All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

         5.      ELIGIBILITY TO PARTICIPATE IN THE PLAN.

                 Officers, key Employees and Eligible Independent Contractors who are recommended by the CEO and approved by the Committee shall be eligible to be granted awards under the Plan.

         6.      RESTRICTED STOCK.

                 (a) Administration. The CEO shall recommend the individuals to whom Restricted Stock awards shall be made and such recommendations shall be subject to the
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approval of the Committee. The Committee shall determine the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b)), the time or times within which such awards may be subject to forfeiture and all other conditions of the awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                 (b)      Restrictions and Conditions.

                          (i)     The prospective recipient of a Restricted
Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                          (ii)    The purchase price for shares of Restricted
Stock shall be established by the Committee and may be zero, unless otherwise required under applicable state law.

                          (iii)   Awards of Restricted Stock must be accepted
within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and paying whatever price (if any) is required under Section 6(b)(ii).

                          (iv)    Except as otherwise specified by the
Committee, each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the SFMT, Inc. Equity Compensation Plan and an agreement entered into between the registered owner and SFMT, Inc. Copies of such Plan and agreement are on file at the offices of SFMT, Inc., 477 Madison Avenue, 8th Floor, New York, NY 10022."

                          (v)     The Committee shall require that the stock
certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.
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                          (vi)    Subject to the provisions of this Plan and
the Restricted Stock award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine, in its sole discretion. In the event that the Committee does not establish a specific Restriction Period with respect to an award of Restricted Stock hereunder, the restrictions imposed upon such award of Restricted Stock shall lapse in accordance with the following schedule:

                 Anniversary of Date of Grant      Percentage Vested
                 ----------------------------      -----------------
                 First                             0%
                 Second                            33-1/3%
                 Third                             62-2/3%
                 Fourth                            100%

                          (vii) Each Restricted Stock award agreement shall
provide that the Restricted Stock covered by the agreement shall be subject to a "substantial risk forfeiture" (within the meaning of Section 83 Of the Code) for a period to be determined by the Committee.

                          (viii) Except as provided in the Restricted Stock
award agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

                          (ix)    Subject to the applicable provisions of the
Restricted Stock award agreement and this Section 6, upon termination of a Participant's employment or other service providing relationship with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

                          (x)     In the event of hardship or other special
circumstances of a Participant whose employment or other service providing relationship with the Company is involuntarily terminated, the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.
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                          (xi)    If and when the Restriction Period expires
without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

                          (xii) For purposes of this Section 6, a Restricted
Stock award will be considered to have been granted on the date that the Committee takes the requisite action to grant the award.

         7.      AMENDMENT AND TERMINATION.

                 The Board may amend, alter or discontinue the Plan at any time and from time to time (either by resolution or unanimous consent), but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Restricted Stock award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would require stockholder approval under the Rules or under the requirements of any applicable federal or state law or regulation; provided, however, that any amendment which, under the requirements of applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted must be approved by the stockholders of the Company, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law; and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such Rule. The Committee may amend the terms of any Restricted Stock award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan, and the Committee shall have the authority to amend any Restricted Stock awards, to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

         8.      UNFUNDED STATUS OF THE PLAN.

                 The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof or with respect to awards hereunder.
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    9.   General Provisions.


         (a) Representations. The Committee may require each person receiving Common Stock upon the expiration of any Restriction Period under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         (b) No Restriction on Adoption of Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements (subject to stockholder approval, if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) No Rights to Continuing Employment. The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees, directors or independent contractors at any time.

         (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall to the extent permitted by law have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (e) Right of First Refusal. At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Common Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell with the price being the then Fair Market Value of the Common Stock, subject to such other terms and conditions as the Committee specifies at the time of grant.

         (f) Reinvestment of Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment.
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         (g) Designation of a Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

         (h) Governing Law. The Plan shall be governed by and subject to the laws of the State of Delaware and to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

         (i) Severability. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

         (j) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule l6b-3 under the Exchange Act in connection with any grant of Restricted Stock. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule, 16b-3 as then applicable to any such Participant, or would cause any Participant to no longer be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. In addition, the Board shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder to take other action if and to the extent such authority would cause a Participant's transactions under the Plan not to be exempt, or the Participant no longer to be deemed "disinterested persons," under Rule 16b-3 of the Exchange Act.

    10.  EFFECTIVE DATE AND TERM OF THE PLAN.

         The Plan shall be effective as of its approval by the affirmative votes of a majority of shares of Common Stock present or represented by proxy at the next annual or special meeting of the Company's stockholders. No Restricted Stock award shall be granted pursuant to the Plan on or after November 14, 2002, but awards granted prior to such date may extend beyond that date.